SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuantto Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

TimkenSteel Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-36313	46-4024951
(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Ave., S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 19, 2014, TimkenSteel Corporation (the “Company”) issued a press release announcing it will be making an investor presentation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation material will be available on the Company’s website, www.timkensteel.com, until July 3, 2014 and is attached as Exhibit 99.2 to this Current Report on Form 8-K.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of TimkenSteel Corporation dated June 19, 2014

99.2	Investor Presentation dated June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

By:	/s/ Frank A. DiPiero
Frank A. DiPiero Executive Vice President, General Counsel and Secretary

Date: June 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TimkenSteel Corporation dated June 19, 2014

99.2	Investor Presentation dated June 19, 2014